Offerings - Offering: 1	Nov. 03, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.650% Senior Notes due 2033
Amount Registered | shares	400,000,000
Maximum Aggregate Offering Price	$ 397,416,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 54,883.15
Offering Note	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate amount of that offering is $400,000,000.